SUPPLEMENT TO THE SPARTAN(registered trademark) SHORT-TERM BOND FUND
AND
SPARTAN(registered trademark) INVESTMENT GRADE BOND FUND NOVEMBER 28, 1997 PROSPECTUS
The following information supplements that found under the "Investment Principles and Risks" section beginning on page 13 .
In managing bond funds, FMR selects a benchmark index which is representative of the portion of the bond market in which a fund invests. FMR uses this benchmark index as a guide in structuring the fund and selecting its investments. The benchmark index for Spartan Short-Term Bond is the Lehman Brothers 1-3 Year Government/Corporate Bond Index, a market value weighted benchmark of investment-grade fixed-rate debt issues with maturities between one and three years. The benchmark index for Spartan Investment Grade is the Lehman Brothers Aggregate Bond Index, a market value weighted benchmark of investment-grade fixed-rate debt issues with maturities of at least one year. FMR manages each fund to have similar overall interest rate risk to its respective Index.